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                                                                   Exhibit 23.3

The Board of Directors,
Zemex Canada Corporation

Dear Sirs:

                            INDEPENDENT AUDITORS' CONSENT

We hereby consent to the incorporation by reference in Amendment No. 1 to the Registration Statement on Form S-4 of Zemex Canada Corporation No. 333-65307 (the "Registration Statement") of our Auditors' Reports acknowledged in
Exhibit 24(a) of the Zemex Corporation Form 10-K for the fiscal year ended December 31, 1997.

We hereby further consent to the reference to our firm under the caption "Experts" in the Registration Statement.



/s/ Deloitte & Touche LLP

Deloitte & Touche
Chartered Accountants

November 13, 1998